Snap Interactive, Inc. (OTCQB: STVI)
Investor Presentation
May 20, 2014

Disclaimer

This presentation is for discussion purposes only. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such.

Certain statements in this presentation constitute "forward-looking statements" relating to Snap Interactive, Inc. ("SNAP" or the "Company") made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 that are based on current expectations, estimates, forecasts and assumptions and are subject to risks and uncertainties. In some cases, you can identify these statements by words such as "may", "might", "will", "should", "expect", "plan", "anticipate", "believe", "estimate", "predict", "optimistic", "potential", "future" or "continue", and variations of such words and other comparable terminology. All forward-looking statements speak only as of the date on which they are made. Readers are specifically directed to the Company's filings with the Securities and Exchange Commission for a description of certain risks, uncertainties and assumptions and to the discussion under "Risk Factors" in the Company's most recently filed Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other Securities and Exchange Commission filings. These risks and uncertainties, as well as other risks and uncertainties of which the Company is not aware of or which the Company does not currently believe to be material, may cause actual future results to be materially different than those expressed by these forward looking statements. In addition, there can be no assurance that actual results will meet expectations and actual results could differ materially because of a number of factors, including factors such as:

- The Company's future growth and ability to obtain debt or equity financing to implement the Company's growth strategy;
- The Company's use of proceeds from a debt or equity financing;
- The Company's ability to repay current and future indebtedness;
- The Company's ability to anticipate and respond to changing trends and preferences;
- The Company's heavy reliance on a limited number of third party platforms to run the Company's application;
- The intense competition in the online dating marketplace;
- The Company's ability to generate and sustain increased revenue levels and achieve profitability in the future; and
- The success of new AYI.com features on user engagement and conversion.

The Company's actual results, performance and achievements may differ materially from any future results, performance, or achievements expressed or implied by such forward-looking statements. All forward-looking statements speak only as of the date on which they are made. We do not assume responsibility for the accuracy or completeness of any forward-looking statement and you should not rely on forward-looking statements as predictions of future events. We do not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed herein, except to the extent required by applicable securities laws.

Table of Contents

Company Overview

SNAP Company Snapshot

- Stock Price at 5/16/14: $0.315
- High/Low (52 Weeks): $1.14 - $0.25
- Average Daily Volume: 28,000 shares
- Shares Outstanding: 39.1 million
- Insider Ownership: 62.5%[1]
- Market Cap (at 5/16/14) : $12.3 million
- Cash (as of 3/31/14): $0.4 million
- Revenue (Q1 2014 and 2013): $3.3 million and $12.6 million
- Active Paying Subscribers (as of 5/5/14): 94,000


STVI Closing Price
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
4/26/2013
5/26/2013
6/26/2013
7/26/2013
8/26/2013
9/26/2013
10/26/2013
11/26/2013
12/26/2013
1/26/2014
2/26/2014
3/26/2014
4/26/2014

1. Consists of directors and executive officers as of 5/16/14

Management Bios

Cliff Lerner
CEO



Cliff Lerner has served as our President, Chief Executive Officer and Chairman of our Board of Directors since founding the Company in 2005. Mr. Lerner has a strong knowledge and understanding of the online dating and social dating industry and has managed the development and growth for all of our applications and websites since their inception. Previously, Mr. Lerner served as an analyst in the equities division at Lehman Brothers Inc. from 2000 to 2005. Mr. Lerner received a BS in applied economics and business management from Cornell University.

Alexander Harrington
COO



Alexander Harrington was appointed as our Chief Operating Officer in February 2014. Mr. Harrington recently served as Chief Executive Officer of MeetMoi, a social dating mobile platform, prior to the sale of MeetMoi to Match.com. Mr. Harrington previously served as SVP of Strategy and Operations for Zagat Survey from 2004 to 2008, where he oversaw a transformation of the digital business which ultimately culminated in the company's sale to Google. Mr. Harrington holds an MBA from the Wharton School at the University of Pennsylvania and a BA in History from Williams College.

SNAP's Core Product Is AYI



are you interested?
Browse
Search
Intros
Connections
Mail
Profile
Are You Interested?
Yes
Skip
ayi

AYI is a fully integrated social dating site with a stand-alone website, iPhone, Android, Mobile web, and Facebook Application

- Subscription revenue is priced on average at $12/month
- Subscription revenues are 50% Domestic / 50% International
- Average subscriber is 46 years old
- We offer 1, 3, 6 & 12 month plans
- ~32% of users login via mobile

Not actual profiles of members. All trademarks are property of their respective owners.

SNAP Timeline

- SNAP has a history as an innovator in social dating, as one of the first to leverage the Facebook platform for user acquisition
- After a rebuilding year in 2013, the Company's premium subscriber count has increased more than 20% in 2014 year-to-date

2005 | 2006 | 2007 | 2008 | 2009 | 2010 | 2011 | 2012 | 2013 | 2014

2005: SNAP Interactive Founded

2006: Snap Goes Public: Ticker STVI

2007: AreYouInterested (AYI) application is launched on Facebook Platform

2008: AYI surpasses 10 million users

2009: Are You Interested™ becomes a subscription service

2010: Feature story in Bloomberg, CNBC. Stock price climbs from \$0.20 (12/22/10) to \$2.92 (1/10/11)

2011: Snap raises \$8.5 MM in private placement. 187% annual revenue growth to \$19.2 MM

2012: Snap ranked 36th Fastest Growing Company in N.A. on Deloitte's Technology Fast 500

2013: Rebuilding year. Annual revenue at \$12.6 million. AYI™ Rebranding

Q1 2014: 10% growth of Q1 2014 total revenues over Q4 2013

SNAP Recent History

- 2013 investments in social feature-set and analytics yielded a turnaround in active subscriber count
- STVI stock price has not correlated with subscriber gains over the last six months



SNAP Stock Price vs. Subscriber Count
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
100,000
95,000
90,000
85,000
80,000
75,000
70,000
1/2/2013
2/2/2013
3/2/2013
4/2/2013
5/2/2013
6/2/2013
7/2/2013
8/2/2013
9/2/2013
10/2/2013
11/2/2013
12/2/2013
1/2/2014
2/2/2014
3/2/2014
4/2/2014
5/2/2014
STVI Closing Stock Price
AYI Active Subscribers

SNAP Recent History

- 2013 investments in social feature-set and analytics yielded a turnaround in active subscriber count
- STVI stock price has not correlated with subscriber gains over the last six months


SNAP Stock Price vs. Subscriber Count
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
1/2/2013
2/2/2013
3/2/2013
4/2/2013
5/2/2013
6/2/2013
Zoom-in on Last Six Months
$0.65
$0.55
$0.45
$0.35
$0.25
95,000
90,000
85,000
80,000
75,000
11/19/2013
12/19/2013
1/19/2014
2/19/2014
3/19/2014
4/19/2014
STVI Closing Stock Price
AYI Active Subscribers

Investment Highlights

1. Competitive Advantages

- Scale of Social Data
- Constant Experimentation Drives Innovation
- World-Class Analytics

2. Compelling Business Economics

- Recent Sequential Revenue Growth
- Superior Marketing Efficiency
- Targeting Q3 2014 Break-Even Cash Flow
- Operating Leverage

3. Attractive Industry & Peer Comparisons

- Favorable Industry Dynamics
- Valuation Discount to Peers

Investment Thesis 1

AYI.com Has Several Competitive Advantages

1. Scale of Social Data
2. Constant Experimentation Drives Innovation
3. World-Class Analytics

AYI Leverages Billions of Social Data Points

- AYI's Facebook linkage uniquely positions it as a "Social Dating" experience, featuring common friends and interests
  - 25 million+ Facebook connected users enables a robust friends-of-friends social graph
  - Interest Graph: 2.5 billion+ structured interest data points



are you interested?
Are You Interested?
Yes
Skip
You Both Know:
Kelly Metlzer
Martin Jameson
Josh Campell

Browse Friends of Friends

Women are 141% more likely to express interest in men that share a friend in common. Men are 84% more likely

Not actual profiles of members.

SNAP's Data-Driven Product Optimization

- SNAP has industry-leading application testing infrastructure
  - In Q1 2014, the company initiated ~80 product tests monthly
  - More than 3MM permutations of AYI are operated and measured simultaneously
- Continuous product improvement based on live user data
  - All changes to AYI are rigorously tested against the status quo
  - Approximately one-third of "product enhancements" are discarded for failing to pass a high standard of performance

Case Study: Optimization of Message Replies

1. The Goal

Background: message reply rates correlate strongly with revenue

Dec 2013 SNAP internal goal: 400% increase in message replies by April 2014

Average revenue per user (ARPU) expected to correspondingly increase

2. The Tests

Initiated 124 product tests, 3.4MM permutations of AYI

55 tests produced verifiable improvements

3. The Results

>400% increase in replies

20% increase in ARPU

Results achieved in <4 months



Message Replies and Cumulative Tests Performed [1]
400,000
300,000
200,000
100,000
0
120
90
60
30
0
Replies
Cum. Tests



Average Revenue Per User [2]
$1.25
$1.15
$1.05
$0.95
$0.85
11/20
12/4
12/18
1/1
1/15
1/29
2/12
2/26
3/12
3/26

1. Replies for top 9 AYI countries.
2. 7-day avg. ARPU generated over the first 15 days for users acquired on web and Facebook platforms for the top 9 AYI countries. Trend line shown based on best fit linear calculation.

Data-Driven Blog Driving Media Interest

AYI.com "Data of Dating Blog"

AYI's blog is driving tier 1 media hits and brand awareness



THE DATA
SUCCESS STORIES
DATING ADVICE
VIDEOS
USING AYI.COM
ABOUT US
ayi the data of dating
FEATURED POSTS
Conversation Starters: How to Use AYI.com Icebreakers
Read more »
AYI.com Success Story: Inka & Gregor
Read more »
Date Your Way to a Better Relationship
Read more »
Latest Posts
View by: All

AYI Recently Featured in Top Tier Publications

Forbes
COSMOPOLITAN
npr
THE HUFFINGTON POST
New York
BUSINESS INSIDER
NEW YORK POST
DAILY NEWS
The Telegraph
BuzzFeed
USA TODAY
A GANNETT COMPANY
MailOnline

Investment Thesis 2

Compelling Business Economics

- Recent Sequential Revenue Growth
- Superior Marketing Efficiency
- Targeting Q3 2014 Break-Even Cash Flow
- Operating Leverage

SNAP Revenue Growth

- 2013 investment in product and technology infrastructure has fueled recent sequential revenue growth
- 30% of new subscriptions are from repeat subscribers


Snap Quarterly Revenue
($ in millions)
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$-
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14

SNAP Revenue Growth

- 2013 investment in product and technology infrastructure has fueled recent sequential revenue growth
- 30% of new subscriptions are from repeat subscribers


Snap Quarterly Revenue
($ in millio
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$-
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Zoom in on Last Five Quarters
$3.6
$3.4
$3.2
$3.0
$2.8
$2.6
Two quarters of sequential growth
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14

Growth is Fueled By Mobile Activity

Contribution to user activity from mobile doubled in the last year



Mobile Logins as % of Total Logins
35%
30%
25%
20%
15%
10%
5%
0%
Mar-13
Apr-13
May-13
Jun-13
Jul-13
Aug-13
Sep-13
Oct-13
Nov-13
Dec-13
Jan-14
Feb-14
Mar-14
iPhone
Mob. Web
Android
Mob. Total

AYI is consistently a top ranked iPhone app

AYI is ranked #1 top grossing app in the Lifestyle Category
(updated 5/16/14)



Top Grossing iPhone Apps
ayi
1. AYI – Are you interested? Dat...
Lifestyle
Free
In-App Purchases
2. Coffee Meets Bagel (CMB) - T...
Lifestyle
Free
In-App Purchases
astrology zone
3. Susan Miller's AstrologyZone...
Lifestyle
Free
In-App Purchases
cupid .com
4. Cupid Dating
Lifestyle
Free
In-App Purchases

Superior ROI

- **Recent marketing expense of $1 has generated nearly $3 of revenue**

	ROI
SNAP Q1 2014 Economics	177%

- SNAP's overall revenue yield from marketing exceeds public competitors

($ in MMs, 2013 annual data)	SNAP	Zoosk	Spark Networks
Revenue	$12.6	$178.2	$69.4
User Acquisition Costs	$4.1	$128.7	$52.1
Revenue / User Acq.	3.1 x	1.4 x	1.3 x

Note:

ROI (Return on investment) is calculated by measuring the profit margin on our proceeds from our advertising and marketing expense, divided by the advertising and marketing expense.

Targeting Q3 2014 Breakeven Cash Flow

- SNAP cost controls are targeting Q3 2014 cash flow neutrality
  - Downsized headcount 27% from 48 in October 2013 to 35 in April 2014
  - Reduced other expenses, including a 25% decrease in the monthly marketing and advertising expense



Overhead Containment: Reduction in Headcount
50
46
42
38
34
30
10/31/2013
11/30/2013
12/31/2013
1/31/2014
2/28/2014
3/31/2014
4/30/2014
Employee Headcount

Operating Leverage: Incremental Revenue

- SNAP can scale subscriptions and revenue sources, such as advertising, with minimal increase in overhead
  - In December 2013, SNAP announced a business development partnership with Match.com
  - In April 2014, the partnership renewed, contributing $300k advertising revenue for a 90 day period



ayi
are you interested?
Browse
Intros
Connections
Mail
Deals
Browse
LoveAndSeek
Get 25% Off Membership!
SpeedDate
Chat for Free
match.com
See More Men
Are You Interested
Yes
joshu, 34 – Recently Online
You Both Know
You Both Like:
Dexter
Great TV Dramas

- Facebook's mobile ad network (currently in closed Beta) may also yield marketing and revenue generation opportunities

Investment Thesis 3

Attractive Industry and Peer Comparisons

- Favorable Industry Dynamics
- Valuation Discount to Peers

The Interactive Dating Market Opportunity

A Large Addressable Market…

US-based online dating was a $1.3Bln market in 2012[1], with estimates of $4Bln for the global market[2]


US Market: $1.3 Bln[1]
Global Market: ~$4 Bln[2]

…Going Increasingly Mainstream…

In 2013, 59% of Americans agreed that "online dating is a good way to meet people" (vs. 44% in 2005)[3]

…With Headroom for Growth

As of 2013, only 11% of American adults have used online or mobile dating[3]

U.S. Adult Population


Untapped Opportunity
Have used interactive dating
Have not used interactive dating

Source: [1] http://www.onlinepersonalswatch.com/news/top-internet-dating-statistics.html
[2] http://www.fastcompany.com/1812010/whos-telling-you-truth-about-dating-algorithms
[3] http://www.pewresearch.org/fact-tank/2014/02/13/5-facts-about-online-dating/

Snap in the Competitive Landscape

AYI's Position in the Online Dating Market


Seniors
Adults
Young Adults
OurTime.com
eHarmony
ayi
PlentyOfFish
match.com
okcupid
ZOOSK
meetme
tinder
Free Communication
Freemium
Premium Only Communication

- Our publicly traded competitors include:
  - IAC (IACI)
  - MeetMe (MEET)
  - Spark Networks (LOV)
  - Jiayuan.com International Ltd. (DATE)
  - Zoosk (filed S1, not yet public)

Attractive Valuation

($millions, except per share)

Company (Stock Symbol)	Stock Price	S/O	Equity Value	Cash	Debt	Enterprise Value	TTM Revenue	TTM Operating P/L	TTM Active Subscribers	Enterprise Multiples Revenue	Enterprise Multiples Operating P/L	Enterprise Multiples Active Subscribers
IAC (IACI)	$62.81	82.2	$5,163	$1,006.0	$1,080.0	$5,237	$3,021.0	$413.4	3,308,000	1.7	12.7	$1,583
MeetMe (MEET)	$1.88	38.1	$72	$6.3	$4.4	$70	$42.1	($5.6)		1.7	NA	
Spark Network (LOV)	$4.62	23.9	$110	$16.0	$0.0	$94	$68.8	($12.0)	297,700	1.4	NA	$317
LinkedIn (LNKD)	$147.02	120.6	$17,731	$2,329.0	$0.0	$15,402	$1,677.0	$23.4		9.2	658.2	
Zoosk	NA	NA	NA	$120.5	$7.9	NA	$178.2	($0.2)	650,000	NA	NA	NA
Zynga (ZNGA)	$3.35	876.9	$2,938	$1,125.5	$0.0	$1,812	$777.7	($130.9)	1,600,000	2.3	NA	$1,133
Group Average										3.3	335.4	$1,011
Snap Interactive (STVI)*	**$0.31**	**39.1**	**$12**	**$0.7**	**$0.3**	**$12**	**$12.6**	**($5.5)**	**94,000**	**0.9**	**NA**	**$124**

(Updated as of May 16, 2014, except for Snap active subscribers, updated as of May 5, 2014)

* Cash and Debt based on Q1 2014, and updated to reflect the Promissory Note dated April 18, 2014

- There are few true comparables with a predominantly subscription model; Spark Networks and Zoosk are closest
- Peer companies trade at 3.5x Snap's revenue multiple
- Enterprise value per subscriber for comparables are more than 8x Snap's enterprise value
- Zoosk's IPO will create enhanced visibility for SNAP as a public company as well as favorable comparisons

Financial and Investor Considerations

Investment Highlights

1. Competitive Advantages

- Scale of Social Data
- Constant Experimentation Drives Innovation
- World-Class Analytics

2. Compelling Business Economics

- Recent Sequential Revenue Growth
- Superior Marketing Efficiency
- Targeting Q3 2014 Break-Even Cash Flow
- Operating Leverage

3. Attractive Industry & Peer Comparisons

- Favorable Industry Dynamics
- Valuation Discount to Peers

Snap Interactive Goals for 2014

- Diversify marketing channels to identify new growth opportunities
- Enhance revenue generation opportunities from subscribers
- Tight cost-controls to generate positive cash flow from operations
- Continue to grow mobile market share on iOS and Android platforms, including evaluation of new product launches

Financial Performance

SNAP INTERACTIVE

INCOME STATEMENT (In 1,000s)

	2014	2013					2012				
	Q1	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total
Subscription revenue	3,139	3,428	3,150	2,988	2,994	12,561	5,586	5,111	4,305	3,908	18,910
Advertising revenue	153	42	2	2	4	49	159	102	27	49	337
Total revenue	3,292	3,470	3,152	2,990	2,999	12,610	5,745	5,213	4,332	3,957	19,247
Programming, hosting and technology	942	1,385	1,340	1,225	1,085	5,035	902	996	1,237	1,352	4,487
SG&A	3,356	3,342	3,356	3,324	3,043	13,065	6,559	5,361	3,360	2,835	18,116
Total expenses	4,297	4,727	4,696	4,549	4,128	18,101	7,461	6,357	4,597	4,187	22,603
% of total revenue	*131%*	*136%*	*149%*	*152%*	*138%*	*144%*	*130%*	*122%*	*106%*	*106%*	*117%*
Loss from operations	(1,005)	(1,258)	(1,544)	(1,559)	(1,130)	(5,491)	(1,716)	(1,145)	(265)	(230)	(3,356)
Loss from operations %	*-31%*	*-36%*	*-49%*	*-52%*	*-38%*	*-44%*	*-30%*	*-22%*	*-6%*	*-6%*	*-17%*
Other income (expense)	72	1,103	72	(160)	470	1,485	(1,280)	144	568	(107)	(675)
Net Income (loss)	(933)	(155)	(1,472)	(1,719)	(660)	(4,006)	(2,996)	(1,034)	302	(303)	(4,031)

SNAP INTERACTIVE

Cap Table & Ownership

	Outstanding	%	Unvested Restricted Shares	Total Shares Outstanding	%
Founders/Employees	24,971,956	64%	10,325,000	35,296,956	71%
Public Float	14,185,870	36%	-	14,185,870	29%
	39,157,826	100%	10,325,000	49,482,826	100%
Warrants Outstanding				2,342,500	
Options Outstanding				4,131,028	
				55,956,354	

Contact Information

Email:

Cliff Lerner: Cliff@snap-interactive.com

Alex Harrington: Alex@snap-interactive.com

Investor Relations: IR@snap-interactive.com

Investor Relations: Hart@haydenIR.com

Company Address:

462 7th Avenue, 4th Floor
New York, NY 10018

Phone:

(212) 967-5120